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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

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[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        FEDERAL REALTY INVESTMENT TRUST
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

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Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)
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FEDERAL REALTY INVESTMENT TRUST

                         SUPPLEMENT TO PROXY STATEMENT
                             DATED MARCH 26, 1999

                                                                 April 23, 1999

Dear Shareholder:

  By now, you should have received a Proxy Statement relating to our Annual Meeting to be held on May 5, 1999. At the Annual Meeting, in addition to the election of two trustees, shareholders will be asked to consider and vote on a proposal to change the legal domicile of the Trust from the District of Columbia to Maryland by amending and restating our declaration of trust. This letter contains additional information relating to our proposed reorganization, and you should read it together with our Proxy Statement.

  IF YOU HAVE NOT YET VOTED, WE URGE YOU TO DO SO BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU PREVIOUSLY SUBMITTED A PROXY AND WOULD LIKE TO CHANGE YOUR VOTE, AN ADDITIONAL PROXY CARD AND RETURN ENVELOPE ARE ENCLOSED. IF YOU DO NOT WISH TO CHANGE YOUR VOTE, IT IS NOT NECESSARY TO RETURN A NEW PROXY CARD.

  The affirmative vote of holders of two-thirds of the shares outstanding and entitled to vote is required to approve the proposal to amend and restate the declaration of trust. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN FEW OR MANY SHARES. If you have any questions or need assistance in voting, please call D.F. King & Co., Inc. at (800) 207-2872.

  I look forward to seeing you on May 5.

                                          Sincerely,

                                          /s/ Steven J. Guttman

                                          Steven J. Guttman
                                          President and
                                          Chief Executive Officer

                        FEDERAL REALTY INVESTMENT TRUST

                         SUPPLEMENT TO PROXY STATEMENT
                             DATED MARCH 26, 1999

                                                                 April 23, 1999

  At our Annual Meeting on May 5, 1999, in addition to the election of two trustees, shareholders will be asked to consider and vote on a proposal to change the legal domicile of the Trust from the District of Columbia to Maryland by amending and restating our declaration of trust. This Supplement contains additional information relating to our proposed reorganization, and you should read it together with our Proxy Statement dated March 26, 1999, and the appendices thereto.

  This Supplement describes certain developments since the date of our Proxy Statement concerning the law governing real estate investment trusts (REITs) in Maryland and explains modifications to our proposed forms of Restated Declaration of Trust and Restated Bylaws that we believe will make our reorganization proposal more attractive to shareholders.

Recent Maryland Legislation and Federal Realty's Proposed Response

  As we described in our Proxy Statement, earlier this year legislation was proposed in Maryland affecting REITs. On April 12, 1999, the General Assembly of Maryland passed Senate Bill 169, which includes provisions applicable to Maryland REITs. This bill will not take effect unless and until it is signed by the Governor of Maryland, and we cannot predict if or when that may occur.

  Senate Bill 169 contains three primary types of provisions. First, there are a number of provisions that apply to all Maryland REITs, including provisions that:

  . Clarify that the duty of the trustees of a REIT does not require them to accept, recommend or respond to an acquisition proposal, or take or fail to take any other action solely because of (a) the effect such action or inaction may have on the acquisition proposal, or (b) the amount or type of consideration that may be offered or paid to shareholders in an acquisition;

  . Contain a presumption that a trustee acts in good faith, in a manner he believes to be in the best interests of the REIT and with the care an ordinarily prudent person in a like position would use in similar circumstances;

  . Clarify that actions by trustees relating to or affecting an acquisition or potential acquisition of control of a REIT may not be subject to a higher duty or greater scrutiny than is applied to other acts of a trustee;

  . Clarify that with respect to shareholder-requested special meetings, the board has the sole power to fix (1) the record date for determining shareholders entitled to request a special meeting, (2) the record date for determining shareholders entitled to notice of and to vote at the special meeting, and (3) the date, time and place of the special meeting;

  . Validate a board's authority to set the terms and conditions of a shareholder rights plan, including any provision that

    -- precludes the exercise, transfer or receipt of the rights, options or warrants by designated persons in specified circumstances; or

    -- limits for up to 180 days the power of a future board to redeem, modify or terminate the rights, options or warrants; and

  . Validate bylaw provisions requiring advance notice of shareholder nominations or proposals.

  These provisions could have the effect of delaying or preventing a change of control of the Trust. If the reorganization is approved by shareholders and Senate Bill 169 is signed by the Governor of Maryland, these provisions will apply to Federal Realty, effective June 1, 1999.

  Second, Senate Bill 169 would permit, but not require, the declaration of trust of a Maryland REIT to allow the trustees to consider the effect of a potential acquisition of control of the REIT not only on shareholders, but also on non-shareholder constituencies, including employees, suppliers, customers, and creditors of the REIT and communities in which offices or other establishments of the REIT are located. Our proposed Restated Declaration of Trust does not include a provision permitting our trustees to consider non-shareholder constituencies.

  Third, Senate Bill 169 would add a new Subtitle 8 to Title 3 of the Maryland General Corporation Law ("Subtitle 8") that would apply to REITs as well as corporations. Subtitle 8 would permit Maryland REITs that are reporting companies under the Securities Exchange Act of 1934 and have at least three independent trustees to: (1) create a staggered board, (2) require a two-thirds shareholder vote to remove trustees, and (3) require a majority vote for shareholders to request a special meeting, which they may do without shareholder approval and even in the face of declaration or bylaw provisions to the contrary.

  A Maryland REIT may prohibit itself from opting into the foregoing provisions by resolution of the board or a charter amendment. As you may know, under our existing declaration of trust as well as our Restated Declaration of Trust as currently proposed: (1) we have a staggered board, (2) a supermajority vote is required for the removal of a trustee by shareholders, and (3) special meetings may be called upon the written request of holders of 25% of the outstanding shares entitled to vote. If it applied, Subtitle 8 would permit our board of trustees to increase from 25% to a majority, the threshold required for shareholders to call a special meeting. However, we are adding a new Section 13.7 to our form of Restated Declaration of Trust stating that the Trust may not elect to be subject to any provision of Subtitle 8.

Additional Changes to Restated Declaration of Trust

  To address other concerns raised on behalf of certain of our shareholders, we are proposing the following changes to our Restated Declaration of Trust and Bylaws. As originally proposed, our Restated Declaration of Trust (1) contained no limit on the size of our board of trustees, (2) permitted board vacancies to be filled only by the trustees, and (3) permitted shareholders to remove trustees only for cause upon a two-thirds vote. The following revised provisions parallel those in our existing Declaration of Trust and Bylaws.

  .  Section 5.2 of the Restated Declaration of Trust and Article III,
     Section 2 of the Restated Bylaws have been revised to provide that the number of trustees may be increased or decreased by the board of trustees, provided that the total number of trustees may not be less than 3 trustees or more than 15 trustees;

  .  Section 5.2 of the Restated Declaration of Trust and Article III,
     Section 10 of the Restated Bylaws have been revised to provide that board vacancies may be filled by a majority of the remaining trustees or, if the trustees fail to act, by the vote of holders of a majority of the shares entitled to vote and present at a meeting called for that purpose; and

  . Section 5.3 of the Restated Declaration of Trust has been revised to give shareholders the power to remove trustees, with or without cause, at any meeting of the shareholders called for the purpose, either (1) by the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and

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     entitled to vote thereon if such removal is approved or recommended by a vote of not less than two-thirds of the trustees or (2) by the affirmative vote of the holders of not less than eighty percent of the shares then outstanding and entitled to vote thereon if such removal is not approved or recommended by a vote of at least two-thirds of the trustees.

  In addition, Article XIV of our Restated Bylaws has been revised to give shareholders the power to adopt, alter, or repeal any provision of our bylaws by a vote of holders of eighty percent of the shares then outstanding and entitled to vote. Our shareholders currently do not have the power to amend our bylaws.

  Complete copies of the proposed forms of Restated Declaration of Trust and Restated Bylaws were attached as Appendices A and B to our Proxy Statement. Copies of the specific provisions described above, marked to show the proposed changes, are included with this Supplement. Please read this Supplement and the enclosed materials together with our Proxy Statement and the appendices thereto.

  Our Board of Trustees continues to believe that the proposed reorganization is in the best interests of the Trust and our shareholders and unanimously recommends that you vote "FOR" the proposal.

                                        Federal Realty Investment Trust

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

                              REVISED SECTIONS OF
                         RESTATED DECLARATION OF TRUST

                                   ARTICLE V
                               BOARD OF TRUSTEES

                                     * * *


  Section 5.2 Number and Classification. Upon acceptance for record of this Declaration of Trust, the number of Trustees (hereinafter the "Trustees") is seven, which number may be increased or decreased by the Board of Trustees; provided, however, that the total number of Trustees shall be at least three (3) and not more than fifteen (15). Except for Trustees elected solely by holders of one or more series of Preferred Shares, the Trustees shall be elected at every third annual meeting of shareholders in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws. The names and classes of the Trustees who shall serve until the annual meeting of shareholders at which their class comes up for reelection (as provided herein) and until their successors are duly elected and qualify are:

             Name                     Class
             ----                     -----
             Kenneth D. Brody            I
             A. Cornet de Ways Ruart     I
             Walter F. Loeb              I
             Dennis L. Berman           II
             Kristin Gamble             II
             Steven J. Guttman         III
             Mark S. Ordan             III

   Subject to the rights of holders of one or more classes or series of Preferred Shares then outstanding, any vacancy on the Board of Trustees (including a vacancy created by an increase in the number of Trustees) may be filled by a majority of the remaining Trustees or, if the remaining Trustees fail to act or there is no remaining Trustee, by the vote of holders of at least a majority of the Common Shares entitled to vote thereon and present in person or by proxy at any meeting of the shareholders called for that purpose. It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

  Class I Trustees shall hold office initially for a term expiring at the annual meeting of shareholders in 2000, Class II Trustees shall hold office initially for a term expiring at the annual meeting of shareholders in 2001 and Class III Trustees shall hold office initially for a term expiring at the annual meeting of shareholders in 2002, with the Trustees of each class to hold office until their successors are duly elected and qualify. At each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors are duly elected and qualify.

  Section 5.3 Resignation or Removal. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, a Trustee may be removed at any time,
(i) with or without cause, at any meeting of the shareholders called for the purpose, either by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote thereon if such removal is approved or recommended by a vote of not less than two-thirds of the Trustees or by the affirmative vote of the holders of not less than eighty percent of the Shares then outstanding and entitled

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to vote thereon if such removal is not approved or recommended by a vote of at least two-thirds of the Trustees, or (ii) with cause, by the vote of all the other Trustees. For purposes of this Declaration, "cause", with respect to the removal of any Trustee, shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of a court, (iii) gross dereliction of duty, (iv) conviction of any crime involving moral turpitude, (v) commission of an act that constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit to such Trustee and a material injury to the Trust or (vi) a unanimous determination by the remaining Trustees that "cause" exists for the removal of the Trustee.

                                 ARTICLE XIII
                                 MISCELLANEOUS

                                     * * *


  Section 13.7 Unsolicited Takeovers. The Trust shall not elect to be subject to any provision of Subtitle 8 ("Corporations and Real Estate Investment Trusts -- Unsolicited Takeovers") of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland.

                              REVISED SECTIONS OF
                                RESTATED BYLAWS

                                  ARTICLE III
                                   TRUSTEES

                                     * * *

  Section 2. NUMBER. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Trustees may establish, increase or decrease the number of Trustees; provided, however, that the total number of Trustees shall not be less than three (3) or more than fifteen
(15).

                                     * * *

  Section 10. VACANCIES. If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than 3 Trustees remain). Subject to the rights of holders of one or more classes or series of preferred shares then outstanding, any vacancy on the Board of Trustees (including a vacancy created by an increase in the number of Trustees) may be filled by a majority of the remaining Trustees or, if the remaining Trustees fail to act or there is no remaining Trustee, by the vote of holders of at least a majority of the Shares entitled to vote thereon and present in person or by proxy at any meeting of the shareholders called for that purpose. Any individual so elected as Trustee shall serve for the unexpired term of the Trustee he is replacing.

                                  ARTICLE XIV
                              AMENDMENT OF BYLAWS



  Section 1. AMENDMENT BY SHAREHOLDERS. Any provision of these Bylaws may be adopted, altered or repealed by the shareholders at any meeting of shareholders called for that purpose, by the affirmative vote of holders of not less than eighty percent of the shares then outstanding and entitled to vote.

  Section 2. AMENDMENT BY TRUSTEES. Except as otherwise provided in any Bylaw adopted pursuant to Section 1 of this Article XIV, any provision of these Bylaws may be adopted, altered or repealed by the Trustees, provided that the Trustees may not repeal Section 1 of this Article XIV or increase the shareholder vote required thereunder.

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